UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________________________________________
FORM 8-K
__________________________________________________________________________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 7, 2020
__________________________________________________________________________________________________________
FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)
__________________________________________________________________________________________________________

Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman, KY1-9005
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)
On April 7, 2020, Fresh Del Monte Produce Inc. (the “Company”) appointed Charles Beard, Jr. as a Class I director to the Company’s Board of Directors (the “Board”) for a term expiring at the 2022 Annual Meeting, effective immediately.
Mr. Beard will participate in the standard non-employee director compensation arrangements described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2020 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 19, 2020, including a pro-rata portion of the annual award of $125,000 in restricted shares, which would be 50% immediately vested and 50% vested six months after termination of service on the Company’s Board.
The Board has determined that Mr. Beard qualifies as an independent director under the New York Stock Exchange Listing Standards. At the time of this filing, Mr. Beard has not been appointed to any committee of the Board. There are no arrangements or understandings between Mr. Beard and any other persons with respect to his appointment as a director. Neither Mr. Beard nor any immediate family member of Mr. Beard has been a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.
Item 9.01 – Financial Statements and Exhibits
(d) Exhibits
99.1 Press Release dated April 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	April 13, 2020	By:	/s/ Marlene Gordon
Marlene Gordon
Senior Vice President, General Counsel and Secretary